Exhibit 10.13

FIRST AMENDMENT TO AMENDED AND RESTATED

MASTER CREDIT FACILITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED MASTER CREDIT FACILITY AGREEMENT (the “Amendment”) is effective as of the 11th day of December, 2003, by and among (i) (a) MID-AMERICA APARTMENT COMMUNITIES, INC., a Tennessee corporation (the “REIT”), (b) MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership (“OP”) (the REIT and OP being collectively referred to as “Borrower”) and (ii) PRUDENTIAL MULTIFAMILY MORTGAGE INC., a Delaware corporation (“Lender”).

RECITALS

A. Borrower is a party to that certain Master Credit Facility Agreement dated as of the 22nd day of August, 2002, by and between Borrower and Lender (the “Original Master Agreement”), which has been amended and restated pursuant to that certain Amended and Restated Master Credit Facility Agreement dated as of December 10, 2003 (the “Master Agreement”).

B. All of the Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Collateral Agreements and Other Loan Documents, dated as of August 22, 2002 and that certain Assignment of Collateral Agreements and Other Loan Documents, dated as of December 10, 2003 (collectively, the “Assignment”). Fannie Mae has not assumed any of the obligations of the Lender under the Master Agreement or the Loan Documents as a result of the Assignment. Fannie Mae has designated the Lender as the servicer of the Loans contemplated by the Master Agreement. Lender is entering into this Amendment in its capacity as servicer of the loan set forth in the Master Agreement.

C. Borrower and Lender are executing this Amendment pursuant to the Master Agreement to provide for the addition of the Mortgaged Property known as Lighthouse Court to the Collateral Pool under the terms of the Master Agreement.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

Section 1. Collateral Pool. Exhibit A to the Master Agreement is hereby deleted and replaced with the attached Exhibit A to reflect the addition of the Lighthouse Court as an Additional Mortgaged Property in the Collateral Pool.

Section 2. Conservation Easement. Borrower hereby agrees that the conservation easement referenced in the letter attached as Exhibit B hereto shall be released and amended as provided therein to Lender’s satisfaction within 120 days of the date hereof. Borrower further agrees to remove the Mortgaged Property known as Lighthouse Court from the Collateral Pool if the above-referenced conservation easement is not released and amended within such time-frame.

Section 3. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement.

Section 4. Reaffirmation. The REIT and OP hereby reaffirm their obligations under the Agreement as Borrower.

Section 5. Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.

Section 6. Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BORROWER:
MID-AMERICA APARTMENT COMMUNITIES, INC., a Tennessee corporation

By:	/s/ SIMON R.C. WADSWORTH

Simon R.C. Wadsworth Executive Vice President

MID-AMERICA APARTMENTS, L.P., a Tennessee limited partnership

By:	Mid-America Apartment Communities, Inc., a Tennessee corporation, its general partner
	By:	/s/ SIMON R.C. WADSWORTH

Simon R.C. Wadsworth Executive Vice President

[Signatures follow on next page]

LENDER:
PRUDENTIAL MULTIFAMILY MORTGAGE INC., a Delaware corporation

By:	/s/ SHARON D. SINGLETON
Name:	Sharon D. Singleton
Title:	Vice President

[Signatures follow on next page]

EXHIBIT A

SCHEDULE OF INITIAL MORTGAGED PROPERTIES

AND INITIAL VALUATIONS

Property Name	County	Property Location	Initial Valuation
Abbington Place	Madison	Huntsville, AL	$4,670,000
Paddock Club Montgomery	Montgomery	Montgomery, AL	$10,370,000
Terraces at Towne Lake II	Cherokee	Woodstock, GA	$14,870,000
Terraces at Fieldstone	Rockdale	Conyers, GA	$20,700,000
Paddock Club Columbia I and II	Richland	Columbia, SC	$13,420,000
The Mansion	Fayette	Lexington, KY	$7,630,000
Brentwood Downs	Davidson	Nashville, TN	$14,600,000
Calais Forest	Pulaski	Little Rock, AR	$9,900,000
Southland Station II	Houston	Warner Robins, GA	$8,050,000
Fairways at Hartland	Warren	Bowling Green, KY	$10,900,000
Paddock Club Murfreesboro	Rutherford	Murfreesboro, TN	$14,160,000
Whisperwood	Muscogee	Columbus, GA	$49,900,000
River Trace I	Shelby	Memphis, TN	$8,975,000
Wildwood I	Thomas	Thomasville, GA	$3,825,000
Three Oaks I	Lowndes	Valdosta, GA	$3,950,000
Westbury Springs	Gwinnett	Lilburn, GA	$6,775,000
Hickory Farms	Shelby	Memphis, TN	$6,475,000
Gleneagles	Shelby	Memphis, TN	$6,850,000
The Oaks	Madison	Jackson, TN	$2,825,000
TPC Greenville	Greenville	Greenville, SC	$8,930,000
TPC Huntsville	Madison	Huntsville, AL	$17,800,000
Eagle Ridge	Birmingham	Birmingham, AL	$8,400,000
River Hills	Grenada	Grenada, MS	$1,600,000
Stonemill Village	Jefferson	Louisville, KY	$19,825,000
Woodwinds	Aiken	Aiken, SC	$7,000,000
Tanglewood	Anderson	Anderson, SC	$5,110,000
Wood Hollow	Duval	Jacksonville, FL	$22,800,000
Terraces at Towne Lake I	Cherokee	Woodstock, GA	$16,450,000
Grand Reserve	Fayette	Lexington, KY	$23,200,000
Island Retreat	Glynn	St. Simons Island, GA	$5,400,000
Belmere	Hillsborough	Tampa, FL	$11,150,000
Bradford Chase (WV)	Madison	Jackson, TN	$4,960,000
Crosswinds	Rankin	Jackson, MS	$13,420,000
Fairways at Royal Oak	Clermont	Cincinnati, OH	$9,800,000
Hermitage at Beechtree	Wake	Cary, NC	$8,720,000
Hidden Lake II	Fulton	Union City, GA	$7,050,000
High Ridge	Clarke	Athens, GA	$6,600,000
Howell Commons	Greenville	Greenville, SC	$12,380,000
Kirby Station	Shelby	Memphis, TN	$15,800,000
Lakepointe	Fayette	Lexington, KY	$4,425,000
Lakeside	Duval	Jacksonville, FL	$21,100,000
Marsh Oaks	Duval	Atlantic Beach, FL	$5,500,000

Property Name	County	Property Location	Initial Valuation
Napa Valley	Pulaski	Little Rock, AR	$10,500,000
Park Haywood	Greenville	Greenville, SC	$5,600,000
Park Place	Spartanburg	Spartanburg, SC	$6,470,000
Pear Orchard	Madison	Jackson, MS	$15,700,000
Savannah Creek	DeSoto	Southaven, MS (Memphis suburb)	$9,550,000
Shenandoah Petersburg	Columbia	Augusta, GA	$9,567,000
Somerset	Hinds	Jackson, MS	$3,160,000
Southland Station I	Houston	Warner Robins, GA	$7,300,000
Steeplechase	Hamilton	Chattanooga, TN	$4,000,000
Sutton Place	DeSoto	Southaven, MS (Memphis suburb)	$10,800,000
Tiffany Oaks	Seminole	Altamonte Springs, FL	$14,750,000
Village	Fayette	Lexington, KY	$10,340,000
Westside Creek I	Pulaski	Little Rock, AR	$7,010,000
Willow Creek	Muscogee	Columbus, GA	$10,150,000
Links at Carrollwood	Hillsborough	Tampa, FL	$13,050,000
Grand View	Nashville	Nashville, TN	$26,805,000
Three Oaks II	Lowndes	Valdosta, GA	$4,737,000
Wildwood II	Thomas	Thomasville, GA	$3,950,000
Lighthouse Court	Clay	Orange Park, FL	$40,092,000

EXHIBIT B

(St. John’s Letter Attached)